SUPPLEMENT DATED NOVEMBER 5, 1999
to the Prospectuses of The Amerigo Fund and The Clermont Fund Class C and Class N dated August 31, 1999.

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The aforementioned prospectus are amended as follows:

Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisors"), Investment Advisor to CLS AdvisorOne Funds, has entered into an understanding to be acquired by a newly formed, wholly owned subsidiary of Orbitex Acquisition Holding Corp. ("Orbitex"). After completion of the transaction, it is expected that key officers and investment management personnel of CLS Advisors will become employees of the newly formed Orbitex subsidiary and that there will be minimal change in the way the Trust's Amerigo and Clermont Funds ("the Funds") are managed. Following approval by the board of trustees, a proxy statement will be mailed to shareholders of record of the funds in the near future providing more information about the acquisition of CLS Advisers as well as other related proposals.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.